ESCROW AGREEMENT

This Escrow Agreement ("Agreement") is made as of this ___ day of ____________, 2006 by and between Science Dynamics Corporation, a Delaware corporation (“Purchaser”), Ricciardi Technologies, Inc., a Virginia corporation (“Company”), and the individuals listed on Schedule 1 hereto (“Owners”), and Shaiman, Drucker, Beckman, Sobel & Stutman, LLP, as escrow agent (the "Escrow Agent"). All capitalized terms used in this Agreement shall, unless otherwise defined herein, shall have the same meanings ascribed to such terms in the Stock Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, Purchaser, Owners, Company and Owner Representative have executed a Stock Purchase Agreement dated as of ___________, 2006 (“Stock Purchase Agreement”); and

WHEREAS, in accordance with Section 3.4 of the Stock Purchase Agreement, the parties are delivering to Escrow Agent an amount equal to Three Hundred and Fifty Thousand Dollars ($350,000) in cash (the "Escrow Cash") and certificates representing 5,833,333 shares of Purchaser's common stock (the "Escrow Shares" and collectively with the Escrow Cash, the "Escrow Deposit"), to secure indemnification obligations of the Owners, in accordance with the terms and conditions of the Stock Purchase Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.  Acceptance by Escrow Agent. The Escrow Agent hereby accepts the appointment as escrow agent hereunder and agrees to act on the terms and conditions hereinafter set forth.

2. Escrow Fund. Purchaser shall send to the Escrow Agent (i) the Escrow Cash, by wire transfer to: Account: Shaiman, Drucker, Beckman, Sobel & Stutman, LLP Escrow Account; Account number: 8615759167; PNC Bank, NA; ABA Number: 031000053;Contact: Michelle Ortiz, PNC Bank, 1600 Market Street, Philadelphia, PA 19103, (215) 585-8276; and (ii) the Escrow Shares. The Escrow Agent will deliver notice to the Owner Representative upon the Escrow Agent’s receipt of the Escrow Deposit.

(a)  The Escrow Agent shall maintain a record of the Escrow Deposit and each payment made pursuant to the terms of this Agreement. Each payment by the Escrow Agent in response to a Draw-Down Request (as defined below) in accordance with Section 4 of this Agreement shall reduce the Escrow Balance (as defined below).

(b)  The Escrow Agent shall establish and maintain a segregated account (the “Escrow Fund”) into which it shall deposit the Escrow Deposit and all proceeds received thereon and from which it shall make payments or other distributions in accordance with the terms of this Agreement and the Stock Purchase Agreement. “Escrow Balance” shall mean the balance of the Escrow Fund on any given date, as increased by accrued interest or decreased by a payment in response to a Draw-Down Request or other release, all as set forth herein. The Cash Escrow shall be kept in an interest bearing account or such other money market account as approved in writing by Purchaser and Owner Representative. All income earned on the Escrow Fund shall be for the account of the Owners.

      3.  Rights and Responsibilities of Escrow Agent. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the Escrow Agent's rights, duties, liabilities and immunities:

           a.  The Escrow Agent shall act hereunder as a depository only, and it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any document furnished to the Escrow Agent or any asset deposited with it.

         b.  The Escrow Agent shall be protected in acting upon written instructions issued pursuant to this Escrow Agreement if Escrow Agent, in good faith, believes such written instructions to be genuine and what it purports to be.

               c.  The Escrow Agent shall not be liable for any error of judgment or for any action taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith except its own gross negligence or willful misconduct.

                d. Purchaser, Company and Owners jointly and severally agree to indemnify the Escrow Agent and hold it harmless from and against any loss, liability, expenses (including reasonable attorneys' fees, costs and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement, except for the gross negligence or willful misconduct of the Escrow Agent. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

            e.  The Escrow Agent shall have no duties except those specifically set forth in this Agreement. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes any and all other prior agreements between them.

            f.  The Escrow Agent shall have the right at any time it deems appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court.

4. Notice to Escrow Agent and Release of Escrow.

(a)  Draw-Downs.

(1)  On each occasion on which Purchaser determines in good faith that it is entitled to payment of a claim for indemnification against the Owners pursuant to Article 10 of the Stock Purchase Agreement, Purchaser may deliver to Owner Representative and Escrow Agent a written request (a “Draw-Down Request”) for the payment of such amount to Purchaser.

(2)  Each Draw-Down Request shall set forth (i) the amount requested (which may be a good faith estimate of Indemnifiable Losses), and, (ii) in reasonable detail, the specific basis for the determination of the amount of the claim and the reason Purchaser is entitled to the payment of such amount.

(3)  Within thirty (30) days after receipt by Escrow Agent and Owner Representative of a Draw-Down Request, Owner Representative may deliver to Purchaser and the Escrow Agent a written objection to all or any part of the Draw-Down Request (an “Objection”).

(4)  If in connection with a Draw-Down Request, Owner Representative fails to deliver an Objection for receipt by Escrow Agent and Owner Representative by the end of the thirtieth (30th) day following the receipt by Escrow Agent and Owner Representative of such Draw-Down Request, Escrow Agent shall pay to Purchaser out of the Escrow Fund an amount equal to the amount requested in the Draw-Down Request. Any such payment shall be made on or before the fifth (5th) Business Day following the expiration of such thirty (30) day period. Escrow Agent shall continue to hold any amounts remaining in the Escrow Fund following the payment of any Draw-Down Request in accordance with the terms of this Agreement.

(5)  If Owner Representative delivers a timely Objection with respect to all or any portion of a Draw-Down Request, Escrow Agent shall not disburse, and shall continue to hold in the Escrow Fund, the amount requested in the Draw-Down Request or the disputed portion thereof, as the case may be, pending receipt of either (i) written payment instructions signed by Purchaser and Owner Representative, specifying the agreement of the parties as to the action to be taken by the Escrow Agent in respect of such Draw-Down Request (the “Payment Instructions”) or (ii) a notice from either Purchaser or Owner Representative stating that such Draw-Down Request has been submitted to a court of competent jurisdiction for judgment and that a judgment with respect to such matters has been rendered (a “Judgment Notice”) which is accompanied by a certified copy of a final, non-appealable order of such court (an “Order”), pursuant to which such court has determined whether and to what extent Purchaser is entitled to the amount requested in the Draw-Down Request. Upon receipt of Payment Instructions or a Judgment Notice and Order, as applicable, Escrow Agent shall thereafter act in accordance with Section 4(a)(6) or 4(a)(7) below, as applicable.

(6)  Upon receipt by Escrow Agent of Payment Instructions, if such Payment Instructions indicate that Purchaser is entitled to payment in respect of all or any portion of the Draw-Down Request, then Escrow Agent shall release from the Escrow Fund and pay to Purchaser the amount indicated in such Payment Instructions. Such payment shall be made on or before the fifth (5th) Business Day following the date on which such Payment Instructions are received by Escrow Agent. If such Payment Instructions indicate that Purchaser is not entitled to all or any portion of the amount claimed in such Draw-Down Request (a “Discharge Notice”), then Escrow Agent shall (i) pay to Purchaser that portion, if any, of the amount claimed in the Draw-Down Request to which Purchaser is entitled pursuant to such Payment Instructions, and (ii) continue to hold the remaining amount in the Escrow Fund in accordance with the terms of this Agreement.

(7)  If Escrow Agent has received a Judgment Notice and an Order with respect to any Draw-Down Request, then Escrow Agent shall release from the Escrow Fund and pay to Purchaser an amount equal to the amount due to Purchaser, as indicated in such Order up to a maximum of the amount of the Escrow Balance. Such payment will be made on or before the fifth (5th) Business Day following the date on which Escrow Agent received such Judgment Notice and Order. If such Order indicates that Purchaser is not entitled to all or any portion of the amount claimed in the Draw-Down Request (a “Determination Discharge”), then Escrow Agent shall (i) pay to Purchaser that portion, if any, of the amount claimed in the Draw-Down Request to which Purchaser is entitled in accordance with the Judgment Notice and Order, and (ii) continue to hold the remaining amount in the Escrow Fund in accordance with the terms of this Agreement.

(b)  Draw-Downs Generally.

(1)  As promptly as practicable following the disbursement of any funds from the Escrow Fund, Escrow Agent shall send a written statement to Owner Representative and Purchaser stating the amount of the disbursement and the amounts remaining in the Escrow Fund.

(2)  All payments made pursuant to this Section 4 shall be paid in a combination of Escrow Cash and Escrow Shares as follows: the first half in Indemnifiable Losses shall be paid in the Escrow Shares valued at the greater of (i) the closing market price and (ii) the volume-weighted average price per share for the fifteen days prior to the indemnification event, and the second half in Indemnifiable Losses shall be paid in Escrow Cash. With regard to payments made from the Escrow Shares, the Escrow Agent shall submit the applicable stock certificates representing the Escrow Shares to the appropriate party and shall take such other actions as required in order for a stock certificate to be issued to Purchaser. Should such payment require that only a portion of the Escrow Shares be transferred to Purchaser, the remaining Escrow Shares shall be returned to the Escrow Fund.

(3)  Any disbursement of cash from the Escrow Fund to Purchaser shall be made by wire transfer to such accounts designated in writing to the Escrow Agent by Purchaser.

(c)  Release of Escrow Fund.

Within thirty (30) days of the date that is eighteen (18) months following the Closing Date (the “Release Date”), subject to the proviso below, Escrow Agent shall pay to the Owners, care of the Owner Representative, from the Escrow Fund an aggregate amount equal to the balance of the Escrow Fund on the Release Date (the “Disbursement Amount”), such that each Owner will receive an amount equal to the Escrow Balance, multiplied by the applicable Payment Factor (as set forth in Schedule O to the Stock Purchase Agreement). If, however, Escrow Agent shall have received on or before the Release Date one or more Draw-Down Requests which have not been paid in accordance with Section 4(a)(4) above as of the Release Date and as to which, on the Release Date, Escrow Agent has not received and fully acted upon Payment Instructions or a Judgment Notice and Order, nor received a Discharge Notice or a Determination Discharge and paid the amount due to Purchaser pursuant thereto (any such Draw-Down Request being referred to as an “Outstanding Claim”), Escrow Agent shall retain and continue to hold in accordance with the terms hereof an amount equal to the amount requested in all such Outstanding Claims up to a maximum of the amount of the Escrow Balance that is potentially liable (based on the most recent Draw-Down Request for each Outstanding Claim) with respect to an Outstanding Claim (the “Retained Amount”) but shall pay to the Owners, care of the Owner Representative and as instructed by Owner Representative, an amount equal to the excess, if any, of the Disbursement Amount less the Retained Amount; and thereafter Escrow Agent shall release from the Escrow Fund all or portions of the Retained Amount as and when it receives, and pays in full any amount due to Purchaser pursuant to, Payment Instructions, Orders, Discharge Notices or Determination Discharges, as applicable, related to the Outstanding Claims. Following the Release Date, in the event that the Retained Amount at any time exceeds the maximum amount (based on the Draw-Down Request for each Outstanding Claim) of all Outstanding Claims, Escrow Agent shall pay from the Escrow Fund according to the instructions of Owner Representative, within five (5) Business Days of Owner Representative's written request for such payment, an amount equal to such excess.

(d) Notwithstanding the foregoing, if at any time Escrow Agent shall receive joint written instructions executed by Purchaser and Owner Representative (“Joint Written Instructions”), to release all or a portion of the Escrow Fund, then within five (5) Business Days after receipt of such Joint Written Instructions, the Escrow Agent shall release all or a portion of the Escrow Fund pursuant to such Joint Written Instructions.

5.  Amendment. This Agreement may not be amended or supplemented and no provision hereof may be modified or waived, except by an instrument in writing, signed by all of the parties hereto.

6.  Termination. This Agreement will terminate when the entire Escrow Fund has been fully disbursed in accordance with this Agreement; provided that nothing in this Section will relieve any party hereto from liability for breach of this Agreement prior to such termination.

         7.  Resignation. Escrow Agent, and any successor Escrow Agent, may resign at any time as Escrow Agent hereunder by giving at least thirty (30) days prior notice to the parties. Upon such resignation and the appointment of a successor Escrow Agent, the resigning Escrow Agent shall be absolved from any duties as Escrow Agent hereunder. Upon their receipt of notice of resignation from the Escrow Agent, Purchaser and Owner Representative shall use their reasonable best efforts jointly to designate a successor Escrow Agent. If the parties do not agree upon a successor Escrow Agent within thirty (30) days after the receipt by the parties of the Escrow Agent’s resignation notice (or after receipt by the Escrow Agent of notice of termination of appointment as provided in the following sentence), Escrow Agent may tender into the custody of a court of competent jurisdiction all assets then held by it hereunder and shall thereupon be relieved of all further duties and obligations under this Agreement, or may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, Purchaser and Owner Representative shall have the right at any time upon not less than seven (7) Business Days written notice to terminate their appointment of Escrow Agent, or any successor Escrow Agent, as Escrow Agent hereunder. Escrow Agent shall have no responsibility for the appointment of a successor Escrow Agent hereunder.

        8.  Execution. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page with regard to any agreement subject to the terms hereof or any amendment thereto.

         9.  Miscellaneous. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, administrators, legal representatives, successors and assigns, as the case may be, and all references to such parties herein shall be deemed to also refer to any successors, assigns, heirs, administrators and legal representatives of said parties, as the case may be. The headings in this Agreement are for the convenience of reference only and shall neither be considered as part of this Agreement, nor limit or otherwise affect the meaning hereof. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

        10.  Notices. All instructions, notices and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand or mailed by first class, registered mail, return receipt requested, postage prepaid, and addressed as follows:

If to the Owner Representative:	Mr. Michael Ricciardi 5704 Old Clifton Road Clifton, VA 20124

With a copy to:	Holland & Knight LLP 1600 Tysons Boulevard, Suite 700 McLean, Virginia 22102 Attention: William J. Mutryn (Fax) 703/720-8610

If to the Company (pre-Closing):	Ricciardi Technologies, Inc. 8306 Rugby Road Manassas, VA 20111 Facsimile: 703/365-9818

With a copy to:	Holland & Knight LLP 1600 Tysons Boulevard, Suite 700 McLean, Virginia 22102 Attention: William J. Mutryn (Fax) 703/720-8610

If to Purchaser:	Science Dynamics Corporation. 7150 N. Park Drive, Suite 500 Pennsauken, New Jersey 08109 Attention: Mr. Paul Burgess Facsimile: __________________

With a copy to:	Shaiman, Drucker, Beckman, Sobel & Stutman LLP 1845 Walnut Street, 15th Floor Philadelphia, PA 19103 Attention: Michael J. Stutman, Esquire Facsimile: 215/972-0048

{Signature page follows.}

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

Purchaser:

SCIENCE DYNAMICS CORPORATION

By:
Name: Title:	Paul Burgess _______________

Company:

RICCIARDI TECHNOLOGIES, INC.

By:
Name: Title:	________________________________ ________________________________

Escrow Agent:

SHAIMAN, DRUCKER, BECKMAN, SOBEL & STUTMAN, LLP

By:
Michael J. Stutman

Owners:

Thomas Aylesworth

Barry Bendel

Darrell Berger

{Signature Page to Escrow Agreement}

Laurence Blue

Brian Burke

Frank Debritz

Jeanmarie Devolite-Davis

David Godso

Donald Hargett

Markus Litscher

Joshua Presnell

Domenico Ricciardi

Lino Ricciardi
{Signature Page to Escrow Agreement}

Marie Ricciardi

Michael Ricciardi, as an Owner and as the Owner Representative

Michile Ricciardi

Donald Upson

Dan Young

{Signature Page to Escrow Agreement}

SCHEDULE 1

Owners

Name and Address of Owner

Thomas Aylesworth 12112 Elm Forest Way, Apt. E Fairfax, VA 22030

Barry Bendel 43952 Bruceton Mills Circle Ashburn, VA 20147

Darrell Berger 401 Holmes Drive, NW Vienna, VA 22180-4163

Laurence Blue 15308 Kwanzan Court North Potomac, MD 20878

Brian Burke 13756 Autumn Vale Ct. Chantilly, VA 20151-3543

Frank Debritz 9450 Kendall Knolls Lane Nokesville, VA 20181

Jeanmarie Devolite-Davis 2213 Aryness Dr. Vienna, Va 22181

David Godso 775 Bonair Place La Jolla, CA 92037

Donald Hargett 1916 Sunrise Drive Potomac, MD 20854

Thomas Hewitt 1800 Alexander Bell Drive Reston, VA 20191

Schedule1

Markus Litscher 5623 Tournament Drive Haymarket, VA 20169

Joshua Presnell 8951 Fox Hollow Court Dayton, OH 45458

Domenico Ricciardi 5704 Old Clifton Road Clifton, VA 20124-1023

Lino Ricciardi 5704 Old Clifton Road Clifton, VA 20124-1023

Marie Ricciardi 5704 Old Clifton Road Clifton, VA 20124-1023

Michael Ricciardi 5704 Old Clifton Road Clifton, VA 20124-1023

Michele Ricciardi 5704 Old Clifton Road Clifton, VA 20124-1023

Donald Upson 11309 Markham Ct Richmond, VA 23233

Daniel Young 7206 Farm Meadow Court, McLean, VA 22101

Schedule1